Rule 497(e)
                                                 File Nos. 33-6540 and 811-5033

                                   SUPPLEMENT

                            DATED APRIL 20, 2001 TO
                      PROSPECTUS DATED SEPTEMBER 30, 2000

                 CITISM SHORT-TERM U.S. GOVERNMENT INCOME FUND

PROPOSED REORGANIZATION

On April 2, 2001, the Board of Trustees of Citi Short-Term U.S. Government Income Fund approved an agreement and plan of reorganization between Citi Short-Term U.S. Government Income Fund and Salomon U.S. Government Income Fund. The agreement and plan of reorganization is subject to approval by shareholders of Citi Short-Term U.S. Government Income Fund and to certain other conditions.

Upon completion of the reorganization, exchanges into CitiFunds previously available for exchange will no longer be allowed. You will, however, have the opportunity to exchange your fund shares at any time after that date for shares of any Salomon Brothers fund made available by your Service Agent or Shareholder Servicing Agent.

MANAGER

On April 4, 2001, Citibank, N.A. transferred its asset management business, including investment management and administration of the fund, to its newly formed affiliate, Citi Fund Management Inc. The fund anticipates that the current Citibank personnel will continue to manage and administer the fund's portfolio through Citi Fund Management. Citi Fund Management is located at 100 First Stamford Place, Stamford, Connecticut. Citi Fund Management and Citibank are subsidiaries of Citigroup Inc.